Exhibit 10.14.2

AMENDMENT TO PROMOTIONAL SERVICES AGREEMENT

This Amendment to Promotional Services Agreement (as defined below) is effective as of November 23, 2020 (this “Amendment”).

WHEREAS, Motorsport Gaming US LLC, a Florida limited liability company (“Company”), and Fernando Alonso Diaz (“Consultant”), entered into that certain Promotional Services Agreement, effective as of July 20, 2020 (the “Agreement”). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

WHEREAS, Section 11 of the Agreement allows the parties to modify the Agreement if agreed in writing by both the Company and Consultant.

WHEREAS, Company and Consultant desire to amend Section 5 of the Agreement.

NOW THEREFORE, in consideration of the mutual covenants contained herein, Company and Consultant hereby agree that the Agreement shall be amended as follows:

1.	Recitals. All of the recitals contained herein are true and correct and are incorporated herein by this reference.

2.

Amendment. Section 5 of the Agreement is hereby amended by adding the following sentence at the end of Section 5:

“Notwithstanding anything to the contrary set forth herein or any other document, the Company and/or its direct and indirect parent entities shall have the right to disclose this Agreement and its terms and conditions as required by the applicable securities laws, rules and regulations.”

3.	Limited Effect. Except as expressly amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

4.	Governing Law. This Amendment and the rights and obligations of the parties hereto shall be construed in accordance with and governed by the internal laws of the State of Florida without regard to principles of conflicts of law.

5.	Counterparts. This Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment.

[Signatures are on following page.]

1

IN WITNESS WHEREOF, the parties to this Amendment have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first set forth above.

COMPANY:		CONSULTANT:

MOTORSPORT GAMING US LLC

By:	/s/ Dmitry Kozko	/s/ Fernando Alonso Diaz
Print name:	Dmitry Kozko	Fernando Alonso Diaz
Title:	CEO